Exhibit 10.10

18683 Bearpath Trail

Eden Prairie, MN 55347

Telephone (612) 202-7026

rcohen@zomedica.com

Robert Cohen

Chief Executive Officer

September 3, 2020

Mr. Hanjoon Ryu

General Manager

Qorvo Biotechnologies, LLC

14205 21st Avenue North (Suite 212)

Plymouth, MN 55447

Dear Hanjoon:

In partial fulfillment of the final Milestone Event set forth in Section 6.1 of the Development and Supply Agreement between Qorvo Biotechnologies, LLC ("Qorvo") and Zomedica Pharmaceuticals Corp. ("Zomedica") dated November 26, 2018 (the "Original Agreement") and amended August 14, 2020, Zomedica hereby identifies the sixth and seventh assays to be developed pursuant to Section 3.4 of the Original Agreement as follows:

Assay #6:	Canine Pancreatic Lipase (cPL) - Pancreatic Biomarker
Species:	Canine
Matrix:	Serum

Assay #7:	Cobalamin (Vitamin B12) - Distal Small Intestine Biomarker
Species:	Canine
Matrix:	Serum

In addition, we have identified the eighth assay to be developed with Assay #6 and Assay #7 above in order to comprise a complete gastrointestinal panel:

Assay #8:	Folate (Vitamin B9) - Proximal Small Intestine Biomarker
Species:	Canine
Matrix:	Serum

If you are in agreement with the above, kindly sign and return this document to me. We then will forward the $2 million milestone payment promptly.

Best regards,

/s/ Robert Cohen

Robert Cohen

AGREED TO AND ACCEPTED BY:

Qorvo Biotechnologies, LLC

Signature:	/s/ Hanjoon Ryu

Name:	Hanjoon Ryu

Date:	September 4, 2020